Exhibit 32.2
                                                 EXHIBIT 32.2





    Certification of Chief Financial Officer Pursuant to
                   18 U.S.C. Section 1350,
                   as Adopted Pursuant to
        Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Quarterly Report on Form 10-Q of Park Electrochemical Corp.(the "Company") for the quarterly period ended November 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Murray
O. Stamer, as Senior Vice President and Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

      (1)  The Report fully complies with the requirements of
Section  13(a)  or 15(d) of the Securities  Exchange  Act  of
1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/Murray O. Stamer
Name:  Murray O. Stamer
Title: Senior Vice President and
       Chief Financial Officer
Date:  January 13, 2004